VIA EDGAR

Securities and Exchange Commission

100 F Street N.E.

Washington, D.C. 20549-0506

Re:	Separate Account VA W
File No. 811-21594, CIK 0001114806
Rule 30b2-1 Filing

Commissioners:

As required by Rule 30d-2 under the Investment Company Act of 1940, as amended (the “Act”), Separate Account VA W, a unit investment trust registered under the Act, recently mailed to its contract owners the annual report for the following underlying management investment company: Transamerica Series Trust, AIM Variable Insurance Funds, AllianceBernstein Variable Products Series Fund, Inc, Fidelity Variable Insurance Products Fund, Franklin Templeton Variable Insurance Products Trust, Janus Aspen Series and MFS Variable Insurance Trust. This filing constitutes the filing of this report as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30d-1 under the Act:

•	On March 7, 2008, Transamerica Series Trust, filed its annual report with the Commission via EDGAR (CIK: 0000778207),

•	On March 3, 2008, AIM Variable Insurance Funds, filed its annual report with the Commission via EDGAR (CIK:0000896435),

•	On February 25, 2008, AllianceBernstein Variable Products Series Fund, Inc, filed its annual report with the Commission via EDGAR (CIK: 0000825316),

•	On March 3, 2008, Fidelity Variable Insurance Products Fund, filed its annual report with the Commission via EDGAR (CIK: 0000356494, 0000831016, 0000927384),

•	On February 29, 2008, Franklin Templeton Variable Insurance Products Trust, filed its annual report with the Commission via EDGAR (CIK: 0000837274),

•	On February 28, 2008, Janus Aspen Series, filed its annual report with the Commission via EDGAR (CIK:0000906185),

•	On March 10, 2008, MFS Variable Insurance Trust, filed its annual report with the Commission via EDGAR (CIK: 0000918574).

To the extent necessary, these filings are incorporated herein by reference.

Very truly yours,

/s/ Darin D. Smith

Darin D. Smith, Vice President
Transamerica Life Insurance Company